EXHIBIT 32.1

CERTIFICATION

The undersigned officers of Golden Oval Eggs, LLC (the “Company”) certify, pursuant to 18 U.S.C. Section 1350, that:

(1)           The accompanying Amendment No. 1 to the Annual Report on Form 10-K/A of Golden Oval Eggs, LLC for the period ended August 31, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the accompanying report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:      January 28, 2009

/s/ Dana Persson
Dana Persson
President and Chief Executive Officer

/s/ Thomas A. Powell
Thomas A. Powell
Chief Financial Officer